Supplement to Your Annual Product Information Notice

Hartford Advisers HLS Fund

Effective June 29, 2012, the name of the Hartford Advisers HLS Fund will change to the Hartford Balanced HLS Fund.

This supplement should be retained with the

Annual Product Information Notice for future reference.

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